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                         Choice Long-Short Fund
                              Annual Report
                            October 31, 2002

                                                 Stocks hit 6-year lows!*

             *On October 9, 2002, the Nasdaq Composite Index closed lower than it has since July 31, 1996.

                         Choice Long-Short Fund

                              Annual Report

                            October 31, 2002



                            Table of Contents

Perspectives from Patrick Adams. . . . . . . . . . . . . . . . . . . . .1

Choice Long-Short Fund . . . . . . . . . . . . . . . . . . . . . . . . .2

Schedule of Investments. . . . . . . . . . . . . . . . . . . . . . . . .3

Statement of Assets and Liabilities. . . . . . . . . . . . . . . . . . .7

Statement of Operations. . . . . . . . . . . . . . . . . . . . . . . . .8

Statements of Changes in Net Assets. . . . . . . . . . . . . . . . . . .9

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . 10

Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . 11

Report of Independent Accountants. . . . . . . . . . . . . . . . . . . 15

Choice Funds Trustees and Officers . . . . . . . . . . . . . . . . . . 16

                                       PERSPECTIVES FROM PATRICK ADAMS...

[PHOTO]

The Choice Long-Short Fund is managed with the goal of producing positive returns regardless of the market; however, for the fiscal year ended October 31, 2002, the Fund lost money. We did not anticipate the seemingly never-ending nature of this bear market.

The market actually peaked during March of 2000. We believe the market may have finally bottomed in October 2002, with the down trend lasting
roughly 31 months.   The S&P 500(R) Stock Index and the Nasdaq Composite
Index declined peak to trough over this down period by -47.38% and -77.76%, respectively, rivaling some of the worst crashes on record.(1) This most recent down trend even exceeded the duration of the 1973-1974 bear market, which lasted 21 months and resulted in a -49.93% decline in the S&P 500(R) Stock Index. The market crash of 1929 actually lasted 33 months and resulted in a decline in the S&P 500(R) Stock Index of -86.18%. In this recent bear market, the Nasdaq Composite Index, which includes many of the growth stocks we see as attractive investment opportunities, fell almost as much as the worst case on record - the S&P 500(R) decline during the crash of '29.

We did not anticipate the long duration of this bear market. Several things surprised us the last twelve months, such as the terrorist attacks-which started slightly before the start of this fiscal year. We believe this threat has curtailed economic activity. Other things that surprised us were some signs of deflation in the economy, and how long capital spending by businesses has been depressed. All of this has translated into very lackluster earnings growth in a year during which we would have anticipated a recovery from recession. We expect earnings in 2002 to be up less than 6%--much lower than we originally expected.

Our worst month came in September, where the Choice Long-Short Fund was down -19.39% for Class A Shares (without load) versus the S&P 500(R) Stock Index, down -10.87%. For the fiscal year ended October 31, 2002, the Choice Long-Short Fund Class A Shares (without load) were down -35.82% versus the S&P 500(R) Stock Index, down -15.11%. (See accompanying table for the performance of all share classes with and without sales charges and for other important performance-related information.)

Our focus on growth stocks led to underperformance, as these stocks have the potential to be considerably more volatile in a down market. Our focus was on the long side, as we believed values had become very compelling. During periods when we do not have attractive short ideas, we attempt to hedge the Fund's portfolio with indices such as the S&P 500(R) Futures or Nasdaq 100 Tracking Stock. During the Fund's fiscal year, it lost money in these indices and in stocks. While many of our individual shorts did not fare as well as we had hoped, we had many
individual shorts in growth stocks that worked well for the Fund.   Many
of these were in the technology sector.

We did not achieve our investment goal of producing positive returns; however, we are optimistic that our style of investing in attractively valued growth stocks is coming back into favor, as stocks are, in our opinion, very cheap-especially relative to interest rates. We expect a better economic environment in 2003, improving the prospects for earnings.

Going forward, we will look to position our portfolio so that if the market rallies, we have the potential to participate. We anticipate that we will attempt to hedge our longs in the portfolio by raising cash, shorting individual securities, and by shorting the Nasdaq 100 Futures and the S&P futures, to seek to reduce the risk exposure to the market if we feel it is appropriate.(2)

Sincerely,

/s/ PATRICK S. ADAMS
Patrick S. Adams, CFA

(1)Performance numbers are for the period from March 24, 2000 through October 9, 2002 for the S&P 500(R) Stock Index and from March 10, 2000 through October 9, 2002 for the Nasdaq Composite Index, and reflect reinvestment of dividends and other distributions. You cannot invest directly in an index.
(2)To attempt to achieve its investment goal, the Fund may use derivatives strategies and other leveraging techniques speculatively. These strategies subject the Fund to greater risks, and its performance may be more volatile than other funds. The Fund may be required to pay a premium to sell a security short. In addition, there is no guarantee that the price of a shorted stock will fall. This Fund is not a complete investment program and investors should consider the Fund for that portion of their investments allocated to higher risk, more aggressive investments. There is no guarantee that the Fund will achieve its stated investment objective.

                                                 Choice Long-Short Fund 1

CHOICE LONG-SHORT FUND


                        INVESTMENT RETURNS TABLE*

                                                                   Average Annual
                                             One Year Ended        Since Inception
-----------------------------------------------------------------------------------
Choice Long-Short Class A
 (inception date 2-1-01)                    9/30/02   10/31/02    9/30/02   10/31/02
   Fund With Sales Load Effect              (41.73)%  (39.33)%    (30.48)%  (26.34)%
   Fund Without Sales Load Effect           (38.31)%  (35.82)%    (28.08)%  (23.93)%
-----------------------------------------------------------------------------------
Choice Long-Short Class C
 (inception date 2-1-01)                    (39.00)%  (37.25)%    (29.44)%  (25.48)%
-----------------------------------------------------------------------------------
S&P 500(R) Stock Index                      (20.49)%  (15.11)%    (25.62)%  (20.81)%
-----------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. For Class A shares, total return figures include an up-front maximum applicable sales charge of 5.50%. Class C shareholders are subject to a contingent deferred sales charge of 1% (as a percentage of original purchase price or redemption proceeds, whichever is lower) on shares sold within one year of purchase. The Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. Fund prices change daily and performance may change significantly during periods of market volatility. Visit our website at www.choicefunds.net for current fund performance information. The Fund is non-diversified; therefore, it is more exposed to individual stock volatility and market pressure than funds investing in a larger number of securities. The Fund has invested a substantial portion of its assets in technology-related companies, and thus is more susceptible to any economic, business or other developments that generally affect those types of companies.

                GROWTH OF AN ASSUMED $10,000 INVESTMENT*
                         From 2-1-01 to 10-31-02

-----------------------------------------------------------------------------------------------------------
                     LONG-SHORT FUND             LONG-SHORT FUND             LONG-SHORT FUND
                          CLASS A                     CLASS A                     CLASS C
PLOT POINT        WITH SALES LOAD EFFECT   WITHOUT SALES LOAD EFFECT   WITHOUT SALES LOAD EFFECT   S&P500
                                                                                10,000.00
01-Feb-01                  9,451.80                 10,000.00                   10,550.00         10,000.00
30-Apr-01                 10,056.72                 10,640.00                   10,420.00          9,173.96
31-Jul-01                 10,000.00                 10,580.00                    9,530.00          8,921.98
31-Oct-01                  9,130.44                  9,660.00                    9,340.00          7,834.72
31-Jan-02                  8,969.76                  9,490.00                    8,310.00          8,385.46
30-Apr-02                  8,024.58                  8,490.00                    7,120.00          8,015.73
31-Jul-02                  6,899.81                  7,300.00                    5,980.00          6,813.78
31-Oct-02                  5,860.12                  6,200.00                                      6,651.24
-----------------------------------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 2-1-01. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. It is not possible to make a direct investment in the S&P 500(R) Stock Index.

*The Investment Returns Table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                         CHOICE LONG-SHORT FUND

OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital through all market conditions.

STRATEGY

The Fund will invest primarily in a non-diversified portfolio of common stocks of companies of all sizes that have been analyzed intensely by the portfolio manager. The Fund will use various strategies, such as buying long and short sales.

2 Choice Long-Short Fund

                                                   CHOICE LONG-SHORT FUND
SCHEDULE OF INVESTMENTS
October 31, 2002

Number of Shares                                                            Value
----------------------------------------------------------------------------------------
               COMMON STOCKS                                   66.2%
               Banking                                          3.3%
    13,500     Northern Trust Corp.                                         $   470,070
                                                                            -----------

               Computers-Local Networks                         4.3%
    32,400     Brocade Communications Systems, Inc.*                            222,588
   524,900     Finisar Corp.*                                                   393,675
                                                                            -----------
                                                                                616,263
                                                                            -----------

               Computers-Mini/Micro                             1.8%
     9,000     Hewlett-Packard Co.                                              142,200
     6,500     Intel Corp.                                                      112,450
                                                                            -----------
                                                                                254,650
                                                                            -----------

               Computers-Software                               3.5%
     7,000     Microsoft Corp.*                                                 374,290
     9,000     VERITAS Software Corp.*                                          137,250
                                                                            -----------
                                                                                511,540
                                                                            -----------

               Electronics-Semiconductor Manufacturing          7.4%
    66,000     Applied Micro Circuits Corp.*                                    257,400
     9,500     Cypress Semiconductor Corp.*                                      53,390
     7,600     Texas Instruments, Inc.                                          120,536
   362,000     Vitesse Semiconductor Corp.*                                     637,120
                                                                            -----------
                                                                              1,068,446
                                                                            -----------

               Energy                                           1.5%
     7,147     Kinder Morgan Management, LLC*                                   212,474
                                                                            -----------

               Finance-Services                                 4.5%
    27,500     Household International, Inc.                                    653,400
                                                                            -----------

               Industrial-Diversified                           0.8%
     4,400     General Electric Co.                                             111,100
                                                                            -----------

               Insurance                                        1.7%
    10,000     Platinum Underwriters Holdings, Ltd.*                            251,000
                                                                            -----------

               Media                                            1.1%
    10,500     AOL Time Warner, Inc.*                                           154,875
                                                                            -----------


See notes to financial statements.

                                                 Choice Long-Short Fund 3

CHOICE LONG-SHORT FUND

October 31, 2002

Number of Shares                                                            Value
----------------------------------------------------------------------------------------
               COMMON STOCKS (continued)
               Media-Cable TV                                   0.4%
    52,500     Charter Communications, Inc.*                                $    59,272
                                                                            -----------

               Medical-Ethical Drugs                            1.9%
     8,700     Pfizer, Inc.                                                     276,399
                                                                            -----------

               Medical-Products                                 2.3%
    13,500     Baxter International, Inc.                                       337,770
                                                                            -----------

               Pharmaceuticals                                  3.2%
     6,500     AmerisourceBergen Corp.                                          462,475
                                                                            -----------

               Retail-Apparel/Shoes                             3.5%
    21,800     Abercrombie & Fitch Co.*                                         388,476
     5,000     AnnTaylor Stores Corp.*                                          117,150
                                                                            -----------
                                                                                505,626
                                                                            -----------

               Retail-Department Stores                         4.0%
    13,400     Linens n' Things, Inc.*                                          315,034
     4,000     Target Corp.                                                     120,480
    11,500     The Gap, Inc.                                                    135,355
                                                                            -----------
                                                                                570,869
                                                                            -----------

               Retail Wholesale-Building Products               0.8%
     4,000     The Home Depot, Inc.                                             115,520
                                                                            -----------

               Telecommunications-Equipment                    18.9%
    37,150     Ericsson LM ADR*                                                 293,114
   102,500     Microtune, Inc.*                                                 173,225
    32,500     Motorola, Inc.                                                   298,025
   727,500     Nortel Networks Corp.*                                           894,825
   591,500     Redback Networks, Inc.*                                          289,835
   307,500     Sycamore Networks, Inc.*                                         768,750
                                                                            -----------
                                                                              2,717,774
                                                                            -----------

               Telecommunications-Services                      0.0%
     1,820     Worldcom, Inc. - MCI Group*                                          186
                                                                            -----------

               Television                                       1.3%
    22,000     Gray Television, Inc.                                            194,700
                                                                            -----------

               TOTAL COMMON STOCKS
               (cost $9,514,080)                                              9,544,409
                                                                            -----------

See notes to financial statements.

4 Choice Long-Short Fund

                                                   CHOICE LONG-SHORT FUND

October 31, 2002

Principal Amount                                                            Value
----------------------------------------------------------------------------------------
               BONDS                                            2.9%
               Media-Cable TV
$1,900,000     Charter Communications, Inc. Convertible
               5.75%, 10/15/05                                              $   408,500
                                                                            -----------

               TOTAL BONDS
               (cost $957,620)                                                  408,500
                                                                            -----------

               SHORT-TERM INVESTMENT                            3.0%
   431,995     UMB Bank Money Market Fiduciary,
               Variable Rate Demand Deposit                                     431,995
                                                                            -----------

               TOTAL SHORT-TERM INVESTMENT
               (cost $431,995)                                                  431,995
                                                                            -----------

               TOTAL INVESTMENTS                               72.1%
               (cost $10,903,695)                                            10,384,904

               Other Assets less Liabilities                   27.9%          4,026,489
                                                                            -----------

               NET ASSETS                                     100.0%        $14,411,393
                                                                            ===========

Number of Shares
----------------
               Securities Sold Short
    13,800     Affymetrix, Inc.                                             $   360,180
     2,500     Amgen, Inc.                                                      116,400
    11,000     Applied Materials, Inc.                                          165,330
     5,000     Bed Bath & Beyond Inc.                                           177,300
     5,500     Cardinal Health, Inc.                                            380,655
   262,500     Charter Communications, Inc.                                     296,362
     2,700     Deere & Company                                                  125,253
     5,200     Dell Computer Corp.                                              148,772
     1,500     Eli Lilly & Co.                                                   83,250
     6,200     Kinder Morgan Energy Partners L.P.                               202,430
     5,500     KLA-Tencor Corp.                                                 195,855
   170,000     Lucent Technologies Inc.                                         209,100
    24,500     Nasdaq-100 Shares                                                601,475
     5,500     Payless ShoeSource, Inc.                                         277,750


See notes to financial statements.

                                                 Choice Long-Short Fund 5

CHOICE LONG-SHORT FUND

October 31, 2002

Number of Shares                                                            Value
----------------------------------------------------------------------------------------
               Securities Sold Short (continued)
     8,500     PMC-Sierra, Inc.                                             $    41,395
     5,000     Quest Diagnostics, Inc.                                          319,150
     4,500     S&P 500 Depositary Receipts                                      398,340
    13,700     Starbucks Corp.                                                  325,375
                                                                            -----------

               TOTAL SECURITIES SOLD SHORT
               (proceeds $4,346,975)                                        $ 4,424,372
                                                                            ===========


* Non-income producing


                                                                             Unrealized
Number of Contracts                                                             Loss
----------------------------------------------------------------------------------------
               FUTURES CONTRACTS SOLD SHORT

        24     Nasdaq-100 Futures Contracts maturing
                December 2002 (Underlying Face Amount at
                Value $2,379,600)                                           $    (7,381)
                                                                            ===========










See notes to financial statements.

6 Choice Long-Short Fund

                                                   CHOICE LONG-SHORT FUND

STATEMENT OF Assets and Liabilities
October 31, 2002

----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $10,903,695)                                    $10,384,904
Deposit at broker                                                             7,398,287
Receivable for investments sold                                               3,668,392
Interest and dividends receivable                                                 5,579
Prepaid expenses and other assets                                                22,909
                                                                            -----------
Total assets                                                                 21,480,071
                                                                            -----------

LIABILITIES
Securities sold short, at value (proceeds of $4,346,975)                      4,424,372
Payable for investments purchased                                             2,546,867
Payable to brokers for futures positions                                          6,581
Accrued investment advisory fee                                                  27,860
Accrued distribution fee                                                          4,715
Payable for dividends on short positions                                          4,770
Accrued expenses and other liabilities                                           53,513
                                                                            -----------
Total liabilities                                                             7,068,678
                                                                            -----------
NET ASSETS                                                                  $14,411,393
                                                                            ===========

NET ASSETS CONSIST OF
Paid in capital                                                             $30,399,901
Accumulated undistributed net investment loss                                    (2,697)
Accumulated net realized loss on investments sold, securities sold short
  and futures contracts                                                     (15,382,242)
Net unrealized depreciation on:
  Investments                                                                  (518,791)
  Securities sold short                                                         (77,397)
  Futures contracts                                                              (7,381)
                                                                            -----------
NET ASSETS                                                                  $14,411,393
                                                                            ===========

CLASS A SHARES
Net assets                                                                  $13,844,810
Shares outstanding (no par value, unlimited shares authorized)                2,227,271
NET ASSET VALUE PER SHARE (NET ASSETS/SHARES OUTSTANDING)                         $6.22
                                                                            ===========
MAXIMUM OFFERING PRICE PER SHARE (NET ASSET VALUE PLUS 5.82% OF
  NET ASSET VALUE OR 5.50% OF OFFERING PRICE)                                     $6.58
                                                                            ===========

CLASS C SHARES
Net assets                                                                     $566,583
Shares outstanding (no par value, unlimited shares authorized)                   94,464
NET ASSET VALUE AND OFFERING PRICE PER SHARE
  (NET ASSETS/SHARES OUTSTANDING)                                                 $6.00
                                                                            ===========

See notes to financial statements.

                                                 Choice Long-Short Fund 7

CHOICE LONG-SHORT FUND

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2002

----------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                                    $   334,877
Dividends                                                                        75,632
                                                                            -----------
Total Investment Income                                                         410,509
                                                                            -----------

EXPENSES
Investment advisory fees                                                        916,269
Rule 12b-1 fees - Class A shares                                                122,062
Rule 12b-1 fees - Class C shares                                                 17,759
Fund administration and accounting fees                                          66,134
Transfer agent fees and expenses - Class A shares                                48,327
Transfer agent fees and expenses - Class C shares                                14,313
Professional fees                                                                55,302
Federal and state registration fees - Class A shares                             37,015
Federal and state registration fees - Class C shares                             12,918
Custody fees                                                                     32,553
Reports to shareholders                                                          11,660
Trustees' fees and related expenses                                               9,156
Other                                                                            16,148
                                                                            -----------
Total expenses before dividends on short positions                            1,359,616
Dividends on short positions                                                     64,226
                                                                            -----------
Total expenses                                                                1,423,842
Less expenses paid indirectly                                                  (169,431)
                                                                            -----------
Net expenses                                                                  1,254,411
                                                                            -----------
NET INVESTMENT LOSS                                                            (843,902)
                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investment securities                                                      (3,786,875)
  Short positions                                                            (1,051,631)
  Options purchased                                                              23,098
  Futures contracts                                                          (5,230,245)
Change in unrealized appreciation/depreciation on investments,
  securities sold short and futures contracts                                (2,381,497)
                                                                            -----------
NET LOSS ON INVESTMENTS                                                     (12,427,150)
                                                                            -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $(13,271,052)
                                                                            ===========


See notes to financial statements.

8 Choice Long-Short Fund

                                                   CHOICE LONG-SHORT FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR             YEAR
                                                           ENDED            ENDED
                                                     OCTOBER 31, 2002  OCTOBER 31, 2001(1)
------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                      $   (843,902)    $   (455,253)

Net realized gain (loss) on:
  Investment securities                                    (3,786,875)      (7,446,673)
  Short positions                                          (1,051,631)       1,336,278
  Options purchased                                            23,098             -
  Futures contracts                                        (5,230,245)         773,806
Change in unrealized appreciation/depreciation on
  investments, securities sold short and futures contracts (2,381,497)       1,777,928
                                                         ------------     ------------
Net decrease in net assets resulting from operations      (13,271,052)      (4,013,914)
                                                         ------------     ------------

CAPITAL SHARE TRANSACTIONS
Shares sold
     Class A shares                                        27,712,917       93,997,444
     Class C shares                                           112,233        3,035,079
Shares redeemed
     Class A shares                                       (55,588,669)     (35,856,447)
     Class C shares                                        (1,470,944)        (245,254)
                                                         ------------     ------------
Net increase (decrease) in net assets resulting from
  capital share transactions                              (29,234,463)      60,930,822
                                                         ------------     ------------

Total Increase (Decrease) in Net Assets                   (42,505,515)      56,916,908
                                                         ------------     ------------

NET ASSETS
Beginning of period                                        56,916,908             -
                                                         ------------     ------------
End of period (includes accumulated undistributed net
     investment loss of $2,697 and $0, respectively)     $ 14,411,393     $ 56,916,908
                                                         ============     ============

(1)Commenced operations on February 1, 2001.



See notes to financial statements.

                                                 Choice Long-Short Fund 9

CHOICE LONG-SHORT FUND

FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE*

                                      Class A Shares                     Class C Shares
                                   Year                               Year
                                  Ended        Period Ended          Ended        Period Ended
                              Oct. 31, 2002   Oct. 31, 2001(1)   Oct. 31, 2002   Oct. 31, 2001(1)
Net Asset Value,
  Beginning of Period                $9.66            $10.00            $9.53          $10.00

INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS
Net investment loss                  (0.35)            (0.08)           (0.77)          (0.12)
Net realized and unrealized
  loss on investments                (3.09)            (0.26)           (2.76)          (0.35)
                                ----------        ----------       ----------      ----------
Total Loss from Investment
  Operations                         (3.44)            (0.34)           (3.53)          (0.47)
                                ----------        ----------       ----------      ----------

Net Asset Value,
  End of Period                      $6.22             $9.66            $6.00           $9.53
                                ==========        ==========       ==========      ==========

Total Return (2) (3)                (35.82)%           (3.40)%         (37.25)%         (4.70)%

SUPPLEMENTAL DATA
  AND RATIOS
Net assets, end of period
  (in thousands)                   $13,845           $54,303             $567          $2,614
Ratio of expenses to average
  net assets, net of fees paid
  indirectly(4)                       3.16%(5)          3.51%            5.02%(5)        4.70%
Ratio of expenses to average
  net assets, before fees paid
  indirectly(4)                       3.62%(5)          3.51%            5.40%(5)        4.70%
Ratio of net investment loss
  to average net assets, net of
  fees paid indirectly(4)            (2.21)%           (1.14)%          (4.11)%         (2.31)%
Ratio of net investment loss
  to average net assets, before
  fees paid indirectly(4)            (2.67)%           (1.14)%          (4.49)%         (2.31)%
Portfolio turnover rate (2)          3,882%            2,469%           3,882%          2,469%

(1)  Commenced operations on February 1, 2001.
(2)  Not annualized for periods less than a full year.
(3) The total return does not reflect the 5.50% front-end sales charge and 1.00% deferred sales charge on Class A and Class C shares, respectively.
(4)  Annualized for periods less than a full year.
(5) Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of fees paid indirectly and before fees paid indirectly would be 3.34% and 3.80%; 5.16% and 5.54% for the Class A shares and Class C shares, respectively.

* Selected data for a share of capital stock outstanding throughout the period.

See notes to financial statements.

10 Choice Long-Short Fund

                         Choice Long-Short Fund
                      NOTES TO FINANCIAL STATEMENTS
                            October 31, 2002


(1)  Organization

     Choice Funds (the "Trust") was established on July 16, 1999 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Long-Short Fund (the "Fund") is a non-diversified series of the Trust that seeks to achieve long-term growth of capital in both rising and falling markets by investing in "long" stocks believed to be undervalued and selling "short" stocks believed to be overvalued. The Fund offers two classes of shares (Class A and Class C). Each class of shares has a different combination of sales charges, fees and eligibility requirements. Class A shares are subject to a maximum sales charge of 5.5% and the Class C shares are subject to a maximum contingent deferred sales charge of 1.00% on redemption of shares held less than one year. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses on investments are allocated to each class of shares based on relative net assets.


(2)  Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     (a)  Investment Valuation

          Securities (other than short-term instruments) for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded. Securities for which there were no sales on a given day or securities not listed on a national securities exchange are valued at the most recent bid prices. Securities maturing within 60 days when purchased are valued by the amortized cost method, which approximates fair value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Choice Investment Management, LLC (the "Adviser") pursuant to guidelines established by the Board of Trustees.

     (b)  Expenses

          The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory fees, or to each class such as distribution fees. Expenses that are not directly attributable to a portfolio are typically allocated among the series in the Trust in proportion to their relative net assets. Certain Fund expenses may be reduced by brokerage credits which are shown as Expenses Paid Indirectly in the Statement of Operations. Brokerage credits are generated when a Fund directs portfolio trades to certain brokers.

                                                Choice Long-Short Fund 11

     (c)  Short Positions

          When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statement of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is liable for any dividends paid on securities sold short. Dividends on short sales are included as Dividends on Short Positions on the Statement of Operations. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short.

     (d)  Futures Contracts

          The Fund may purchase and sell stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts of payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash or liquid securities. This collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for the short futures contracts. All collateral is required to be adjusted daily.

          The risks inherent in the use of futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of the futures contracts and movements in the price of the underlying securities or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     (e)  Option Transactions

          For hedging purposes, the Fund may buy and sell put and call options, write covered put and call options on portfolio securities and write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

          Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

12 Choice Long-Short Fund

     (f)  Federal Income and Excise Taxes

          No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

     (g)  Distributions to Shareholders

          Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ for financial statement purposes from their characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, 2002, reclassifications were recorded to decrease paid in capital by $841,205 and decrease accumulated net investment loss by $841,205 for the Fund.

     (h)  Other

          Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.


(3)  Investment Adviser and Transactions with Affiliates

     The Fund has an agreement with the Adviser, with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 2.50% of the Fund's average daily net assets.

     During the year ended October 31, 2002, the Long-Short Fund paid $309,502 in brokerage commissions to CIM Securities, LLC, an affiliate of the Adviser, on the purchase and sales of portfolio securities.


(4)  Distribution Plan

     The Fund has an agreement with UMB Distribution Services, LLC ("UMB") to furnish distribution services to the Fund. The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares and certain shareholder related services at an annual rate, as determined from time to time by the Board of Trustees. Under this Plan, the Fund's Class A and Class C shares pay up to 0.35% and 0.75% of each class's average daily net assets, respectively, for distribution service, and the Class C shares pay up to 0.25% of average daily net assets for shareholder service related charges. During the year ended October 31, 2002, the Fund incurred Rule 12b-1 fees of $122,062 and $17,759 for Class A and Class C shares, respectively. As distributor, UMB received commissions of $766 from the sale of Class A shares during the year ended October 31, 2002. UMB, as distributor, also received contingent deferred sales charges on redemption of Class C shares of $5,224 during the year ended October 31, 2002. Sales charges are not an expense of the Fund and are not included in the financial statements of the Fund.

                                                Choice Long-Short Fund 13

(5)  Capital Share Transactions

     Transactions in shares of the Fund for the year ended October 31, 2002 were as follows:
                                        Class A               Class C
                                        -------               -------

     Shares sold                        3,106,519                 14,169
     Shares redeemed                   (6,502,360)              (194,085)
                                     ------------          -------------
     Net Decrease                      (3,395,841)              (179,916)
                                     ============          =============

     Transactions in shares of the Fund for the period ended October 31, 2001 were as follows:

                                        Class A               Class C
                                        -------               -------
     Shares sold                        9,189,727                298,740
     Shares redeemed                   (3,566,615)               (24,360)
                                     ------------          -------------
     Net Increase                       5,623,112                274,380
                                     ============          =============


(6)  Investment Transactions

     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended October 31, 2002 were $603,440,496 and $606,425,160, respectively.


(7)  Federal Income Tax Information

     At October 31, 2002, the cost of securities, excluding securities sold short, on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:
                                                       Long-Short
                                                       ----------
     Cost of Investments                               $13,215,057
                                                       ===========
     Gross Unrealized Appreciation                        $721,571
     Gross Unrealized (Depreciation)                    (3,551,724)
                                                       -----------
     Net Unrealized Depreciation on Investments        $(2,830,153)
                                                       ===========

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     As of October 31, 2002, the components of accumulated earnings (deficit) were as follows:
                                                       Long-Short
                                                       ----------
     Undistributed ordinary income (loss)                  $(2,697)
     Undistributed long-term capital gains                   -
                                                       -----------
     Accumulated deficit                                    (2,697)
     Accumulated Capital and Other Losses              (12,205,280)
     Net Unrealized Depreciation on long securities     (2,830,153)
     Net Unrealized Depreciation on short securities      (950,378)
                                                       -----------
     Total Accumulated Deficit                        $(15,988,508)
                                                       ===========

     Federal income tax capital loss carry forwards for the Long-Short Fund expire as follows: $551,688 in 2009 and $11,653,592 in 2010.
     To the extent future gains are offset by capital loss carry forwards, such gains will not be distributed.

14 Choice Long-Short Fund

                    REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of The Choice Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Choice Long-Short Fund (the "Fund") (one of the portfolios constituting the Choice Funds) at October 31, 2002, and the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 11, 2002









                                                Choice Long-Short Fund 15

CHOICE FUNDS TRUSTEES AND OFFICERS

INTERESTED TRUSTEE            Patrick S. Adams*
NAME, ADDRESS, AND AGE        5299 DTC Boulevard, Greenwood Village,
                              Colorado 80111
                              Age: 42

POSITION(S) HELD WITH FUND    President, CEO, Trustee, Chairman.

TERM OF OFFICE AND LENGTH OF  Indefinite, until successor elected
  TIME SERVED                 Served as President/Trustee since 1999

PRINCIPAL OCCUPATION(S)       President and Director, Choice Investment
  DURING PAST 5 YEARS         Management, LLC, since August, 1999. Senior
                              Vice President to Berger Associates,
                              Executive Vice President and Portfolio
                              Manager of the Berger 100 Fund, President and Portfolio Manager of the Berger IPT-100
                              Fund, President and co-Portfolio Manager of the Berger IPT-Growth and Income Fund and
                              Executive Vice President and co-Portfolio
                              Manager of the Berger Growth and Income
                              Fund since February 1997. President and
                              co-Portfolio Manager of the Berger Balanced
                              Fund from August 1997, and President and
                              Portfolio Manager of the Berger Select Fund from December 31, 1997 until April 1999.
                              Senior Vice President from June 1996 to
                              January 1997 with Zurich Kemper Investments
                              (mutual fund). Portfolio Manager from March
                              1993 to May 1996 with Founders Asset
                              Management, Inc.

NUMBER OF FUNDS IN COMPLEX    3
  OVERSEEN BY TRUSTEE

OTHER DIRECTORSHIPS HELD      None
  BY TRUSTEE
-------------------------------------------------------------------------
NAME, ADDRESS, AND AGE        Gerard M. Lavin
                              5299 DTC Boulevard, Greenwood Village,
                              Colorado 80111
                              Age: 60

POSITION(S) HELD WITH FUND    Trustee (Independent)

TERM OF OFFICE AND LENGTH OF  Indefinite, until successor elected
  TIME SERVED                 Served as Trustee since 1999

PRINCIPAL OCCUPATION(S)       President and Director of West Side
  DURING PAST 5 YEARS         Investments (financial management) from
                              February 1998 to present. Senior Managing
                              Director of EquiServ (transfer agent) from February 2000 to present. President and a director of Berger 100 Fund and Berger
                              Growth and Income Fund, and President and a trustee of Berger Investment Portfolio
                              Trust and Berger Omni Investment Trust from
                              February 1997 through May 1999. President and a trustee of Berger/BIAM Worldwide
                              Portfolios Trust and Berger/BIAM Worldwide
                              Funds Trust from May 1996 through May 1999.
                              President and a trustee of Berger
                              Institutional Products Trust from October
                              1995 through May 1999. President and a
                              director of Berger Associates, Inc. from April 1995 to May 1999. Member and Chairman of the Board of Managers and Chief
                              Executive Officer on the Management
                              Committee of BBOI Worldwide LLC (subsidiary of a mutual fund complex) from November
                              1996 to May 1999. Director of First of
                              Michigan (bank) from May 1996 to August
                              1998. A Vice President of DST Systems, Inc.
                              (data processing) from July 1995 to
                              February 1998. President and Chief
                              Executive Officer of Investors Fiduciary
                              Trust Company (banking) from February 1992 to March 1995.

NUMBER OF FUNDS IN COMPLEX    3
  OVERSEEN BY TRUSTEE

OTHER DIRECTORSHIPS HELD      West Side Investments
  BY TRUSTEE

16 Choice Long-Short Fund

NAME, ADDRESS, AND AGE        Dr. Richard A. Hathaway
                              5299 DTC Boulevard, Greenwood Village,
                              Colorado 80111
                              Age: 41

POSITION(S) HELD WITH FUND    Trustee (Independent)

TERM OF OFFICE AND LENGTH OF  Indefinite, until successor elected
  TIME SERVED                 Served as Trustee since 1999

PRINCIPAL OCCUPATION(S)       Physician with Colorado Permanente since
  DURING PAST 5 YEARS         1992.  Dr. Hathaway is a Board certified
                              orthopedic surgeon.

NUMBER OF FUNDS IN COMPLEX    3
  OVERSEEN BY TRUSTEE

OTHER DIRECTORSHIPS HELD      None
  BY TRUSTEE
-------------------------------------------------------------------------

NAME, ADDRESS, AND AGE        Gregory S. Drose
                              5299 DTC Boulevard, Greenwood Village,
                              Colorado 80111
                              Age: 38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF  Indefinite, until successor elected
  TIME SERVED                 Served as Treasurer since 2000

PRINCIPAL OCCUPATION(S)       Chief Operating Officer of Choice
  DURING PAST 5 YEARS         Investment Management, LLC since November
                              1999. Vice President of Marketing/Due
                              Diligence, D.E. Frey & Company, Inc. from
                              September 1998 to November 1999. Vice
                              President/Branch Manager for Owen-Joseph
                              Securities from June 1995 to June 1998.
                              Director of Student Loans and Accounts, The
                              Colorado College from November 1993 to May
                              1995.

-------------------------------------------------------------------------
NAME, ADDRESS, AND AGE        Sharon E. Adams**
                              5299 DTC Boulevard, Greenwood Village,
                              Colorado 80111
                              Age: 39

POSITION(S) HELD WITH FUND    Secretary

TERM OF OFFICE AND LENGTH OF  Indefinite, until successor elected
  TIME SERVED                 Served as Secretary since 1999

PRINCIPAL OCCUPATION(S)       Vice President of Choice Investment
  DURING PAST 5 YEARS         Management, LLC since August 1999.
                              Full-time homemaker from 1993 until August
                              1999. Account executive - outside sales for Sprint from 1990 to 1993. Sales manager for Allnet Communications from 1989 to 1990.




*Serves as officer of Choice Investment Management, LLC, the Adviser. **Sharon E. Adams is the spouse of Patrick S. Adams.

Additional information about the trustees is available in the Statement of Additional Information and is available, without charge, upon request by calling (800) 392-7107.

                                                Choice Long-Short Fund 17

                                 [LOGO]

                     803 W. Michigan Street, Suite A
                           Milwaukee, WI 53233
                             (800) 392-7107

                           www.choicefunds.net

               UMB Distribution Services, LLC, Distributor

        Must be accompanied or preceded by a current prospectus.